SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2005

Refac
(Exact name of registrant as specified in its charter)

DELAWARE	001-12776	13-1681234
(State or other jurisdiction of	(Commission	I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

ONE BRIDGE PLAZA, SUITE 550, FORT LEE, NEW JERSEY	07024
(Address of principal executive offices)	(Zip Code)

(201) 585-0600
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 26, 2005, the Registrant announced that it has mailed instructions for the exercise of the non-transferable payment right granted to qualifying stockholders in connection with its February 28, 2003 merger with a wholly-owned subsidiary of Palisade Concentrated Equity Partnership, L.P. pursuant to an Agreement and Plan of Merger, dated as of August 19, 2002, as amended. A copy of the press release of the Registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFAC

Dated: August 29, 2005	By:/s/Raymond A. Cardonne, Jr.
Name: Raymond A. Cardonne, Jr.
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 26, 2005 (furnished herewith)